                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 26, 2000

                             SURGE COMPONENTS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


        New York                      0-14188                   11-2602030
        --------                      -------                   ----------
    (State or Other              (Commission File)             (IRS Employer
    Jurisdiction of                   Number)                 Identification)
     Incorporation)


          1016 Grand Boulevard, Deer Park, New York      11729
          -----------------------------------------    ---------
          (Address of principal executive offices)     (Zip Code)


                                 (631) 595-1818
                                 ---------------
              (Registrant's telephone number, including area code)

Item 5.     Other Events

     On September 26, 2000, the board of directors (the "Board") of Surge Components, Inc. (the "Registrant") held a special meeting of the Board wherein the Board unanimously approved and adopted an amendment to the by-laws of the Registrant reducing the quorum requirement for the purposes of transacting business at any shareholders meeting, to require the presence in person or by proxy of one third of all shares entitled to vote. The Board has delivered a notice to all shareholders setting forth the the details of the changes.

     Prior to adopting the amendment, half of all shares entitled to vote were required to be present in person or by proxy in order to transact business in a shareholders meeting.



         Exhibits


1. Form of Notice to Shareholders relating to actions taken by the Board of Directors on September 26, 2000.

2. Minutes of a Special Meeting of the Board of Directors, held on September 26,2000.

3.       By-Laws of Surge Components, Inc. as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   SURGE COMPONENTS, INC.
                                                   Registrant



Dated: September 29, 2000                           By: /s/Ira Levy
                                                        ------------------------
                                                        Ira Levy, President

         Exhibits


1. Form of Notice to Shareholders relating to actions taken by the Board of Directors on September 26, 2000.

2. Minutes of a Special Meeting of the Board of Directors, held on September 26,2000.

3.       By-Laws of Surge Components, Inc., as amended.